SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2004


                                    SBE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-8419                               94-1517641
           (Commission File No.)        (I.R.S. Employer Identification No.)


                          2305 CAMINO RAMON, SUITE 200
                            SAN RAMON, CA 94583-1369
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (925) 355-2000


                                       1.

ITEM 9. REGULATION FD DISCLOSURE


Item 12. Results of Operations and Financial Condition.

On February 24, 2004, SBE, Inc. announced its results of operations for the three month period ended January 31, 2004. A copy of the related press release is being furnished as Exhibit 99.1 this Current Report on Form 8-K and incorporated by reference herein.

7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

(99.1) Press release issued by SBE, Inc.

EXHIBIT

NUMBER               EXHIBIT

99.1             SBE first quarter 2004 Earnings Release.


                                       2.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           SBE, INC.


Dated:  February 24, 2004                  By:  /s/ David W. Brunton
                                                -----------------------------
                                                David W. Brunton
                                                Chief Financial Officer and
                                                Vice President, Finance




                                       3.